EMPLOYMENT CONTRACT
                               -------------------

     By this agreement, TRINITY ENERGY RESOURCES, INC. ("Trinity"), also referred to in this Agreement as "Employer," located in Houston, Harris County, Texas, employs John W. Mahoney ("Mahoney"), also referred to in this Agreement as "Employee," of Houston, Harris County, Texas, who accepts employment on the following terms and conditions:

                                    ARTICLE 1

                               TERM OF EMPLOYMENT

     1.01. By this Agreement, the Employer employs the Employee, and the Employee accepts employment with the Employer, for a period of two (2) years beginning on the 1st day of July, 1999; however, this Agreement may be terminated earlier, as provided in Article 9 below.

                                    ARTICLE 2

                                  COMPENSATION

                                BASE COMPENSATION

     2.01. As compensation for all services rendered under this Agreement, the Employee shall be paid by the Employer a salary of One Hundred Twenty Thousand and no/100 Dollars ($120,000.00) payable in equal monthly installments on the last day of each month during the period of employment. The amount paid is to be prorated for any partial employment period.

                             COST OF LIVING INCREASE

     2.02. The base salary set forth in Paragraph 2.01 of this Agreement shall be adjusted annually to reflect the increase, if any, in the cost of living by adding to such basic salary an amount obtained by multiplying the base salary by the percentage by which the level of the Consumer Price Index for the Houston Metropolitan Area, as reported for the last day of the calendar year by the Bureau of Labor Statistics for the United States Department of Labor, has increased over its level as of the date of the commencement of this Agreement. Following the end of each year and within ten (10) days after the release by the Bureau of Labor Statistics of the figures for such year, the Employer shall pay to the Employee the amount of any additional compensation to which he is entitled as a result of the adjustment described in this paragraph, or, at the Employee's election, the Employer shall pay the amount of any additional compensation under this paragraph by dividing the total amount of additional compensation to be paid by the number of pay periods remaining in the calendar year following the year for which any increase in compensation is due and including such compensation in the Employee's monthly paycheck.


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                                  VACATION PAY

     2.04. Employee shall be entitled to an annual vacation leave of four calendar weeks or thirty calendar days at full pay. The time for such vacation shall be selected by the Employee and approved by the Employer and it must be taken within the calendar year after its accrual, or it may be accrued until the next calendar year. If, upon the expiration of the term of this Agreement, Employee has accrued unused vacation time, Employee shall be paid for such time at the full compensation rate unless the accrued time is applied and carried forward to any contract renewal, extension or new contract with Employer. Otherwise, the Employee shall not be entitled to vacation pay in lieu of vacation.

                                    HOLIDAYS

     2.05. During each calendar year, the Employee shall be entitled to a holiday with full pay on each of the following days: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the day following, and Christmas Eve and Christmas Day or Christmas Day and the day following at the Employer's election plus two floating holidays at the Employee's election as a substitute for any holiday listed herein. Religious holidays may be taken with full pay other than listed herein with no less than ten (10) days notice to the Employer.

                                    ARTICLE 3

                               DUTIES OF EMPLOYEE

                                     DUTIES

     3.01. Subject to the supervision and pursuant to the orders, advice and direction of the Chief Executive Officer and/or the President , Employee shall perform such duties as are customarily performed by one holding the position of Vice-President and General Counsel in other businesses or enterprises of the same or similar nature as that engaged in by Employer. Employee shall additionally render such other and unrelated services and duties as may be assigned to him from time to time by the Chief Executive Officer and/or President.

                              MANNER OF PERFORMANCE

     3.02. Employee shall at all times faithfully, industriously and to the best of his ability, experience and talent, perform all duties that may be required of and from him pursuant to the express and implicit terms hereof, to the reasonable satisfaction of the Employer. Such duties shall be rendered at such other place or places as Employer shall in good faith require or as the interests, needs, business and opportunities of Employer shall require or make advisable.

                   EMPLOYEE'S LOYALTY TO EMPLOYER'S INTERESTS


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     3.03.  Employee  shall  devote such time, attention, knowledge and skill as are reasonably required for the business and interests of Employer, and Employer shall be entitled to all benefits, emoluments, profits or other issues arising from or incident to any and all work, services and advice of Employee. Employee expressly agrees that during the term hereof he will not be interested, directly or indirectly, in any form, fashion or manner, as partner, officer, director, stockholder, advisory, employee or in any other form or capacity, in any other business similar to Employer's business except as designated in Exhibit 1 to this Agreement. Nothing in this paragraph shall be deemed to prevent or limit the Employee's right to invest his personal funds in the capital stock or other securities of any publicly traded or publicly owned corporation nor shall this paragraph be deemed to prevent Employee from investing in real estate or energy commodity futures for himself or others. Nothing in this paragraph shall be deemed to prevent or limit Employee's right to wind up and conclude representation of other clients in matters undertaken prior to this Agreement.

                         EFFECT OF EMPLOYEE'S DISABILITY

     3.04. If the Employee at any time, during the term of this Agreement, should be unable to perform his duties under this Agreement because of personal injury or illness, the Employer may assign the Employee to other duties compatible with such disability. The compensation to be paid during the period of such disability shall be 100% during the first 365 days of disability and 50% thereafter for as long as the disability continues but not beyond the date specified herein for the end of the employment term The Employee is entitled to disability compensation under this paragraph only upon presentation of written medical certification of the disability by physician duly licensed by the State of Texas at the time of the disability. If the Employee refuses to accept the modification in duties and compensation made by the Employer, this Agreement shall terminate 10 days after Employee's refusal.

                                    ARTICLE 4

                          EMPLOYEE BENEFITS AND BONUSES

                                MEDICAL BENEFITS

     4.01. The Employer agrees to include the Employee in any hospital, surgical and medical benefit plan adopted by Employer during the term of this Agreement. The Employer further agrees to pay directly or reimburse Employee for all out of pocket expenses, subject to the limitation below, incurred by Employee that are not covered by the Employer's plan(s) provided that such expenses are either co-payments or deductible payments to be made by Employee pursuant to requirements of the plan (s) or are otherwise certified by Employee's physician as medically necessary. Employer's payment towards health care benefits under this paragraph shall be limited to Three Hundred and no/100 Dollars ($300.00) per month. Until such time as Employer adopts such a plan, Employer agrees to reimburse Employee the cost of Employee's COBRA medical coverage from Williams, Birnberg & Andersen, L.L.P. or any other dependent coverage for which Employee might be eligible.


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                              GROUP LIFE INSURANCE

     4.02. The Employer agrees to include the Employee under any group term life insurance policy which Employer may purchase during the term of this Agreement which for Employee shall be three times his base salary.

                               BONUS COMPENSATION

     4.03. Should Employer, in its sole discretion, award additional compensation to Employee in the form of a bonus payment, Employee agrees that said bonus will be payable to him entirely in cash, entirely in Trinity common stock or in a combination of cash and Trinity stock, subject to the availability of stock, as the Employee shall determine.

                              AUTOMOBILE ALLOWANCE

     4.04. Employee shall receive an additional SIX HUNDRED SIXTY-SEVEN (HANDWRITTEN) no/100 Dollars ($667.00 HANDWRITTEN) per month as an allowance for an automobile lease or purchase, full automobile insurance coverage, maintenance and fuel. Employee understands that by accepting this provision, he will not be reimbursed for mileage as a business expense.

                                  DEATH BENEFIT

     4.05. In the event that the Employee should die during the employment term specified in this Agreement, the Employer agrees to pay immediately the sum of $250,000.00 to the Employee's daughter, Allison C. Mahoney. If the Employee does not have a daughter surviving, this sum shall be immediately payable to the person, persons or entity designated by the Employee in a written instrument delivered to the Employer prior to the Employee's death. If no written designation is made, the entire sum shall be immediately paid to the Employee's estate.

                                  STOCK OPTION

     4.06. By this paragraph, the Employer grants the Employee an option to purchase shares of Employer's New Common Stock as follows:


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     Employee  shall  receive  a total of 999,999 options of New Common Stock of the corporation to purchase the New Common Stock of Trinity Gas Corporation; one-third of such options shall be exercisable for five years on and after the one year anniversary of employment with Employer and shall have an exercise price per share of twenty-five ($ .25) (such options being called "One Year Vested Options"); the next one-third of such options shall be exercisable for five years on and after the two year anniversary of employment with Employer shall have an exercise price per share of thirty percent (30%) under the average of the last five trading days prior to the two year anniversary of employment date (such options being called "Two Year Vested Options") and the final one-third of such options shall be exercisable for five years on and after the two year anniversary of the Confirmation Date and shall have an exercise price per share of thirty percent (30%) under the average of the last five trading days prior to the three year anniversary of employment date (such options being
called  "Three  Year  Vested  Options").   Unless  the  Stock  Option  Committee
determines otherwise, in the event that the employment term is terminated by the Employer for reasons other than cause the stock options herein will become fully vested and will be exercisable for two years or until the end of the option term, whichever is shorter. Unless the Stock Option Committee determines otherwise, in the event of termination of the Employee for cause or if Employee should voluntarily terminate his employment with Employer, all unexercised stock options will be immediately terminated. The options may be exercised in whole or in part. It is agreed that the Employee shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares subject to this option until the Employee has exercised the option, deliver of the stock certificates for such shares has been made to the Employee, and the Employee has become the shareholder of record of such shares. The option set forth in this paragraph is not assignable nor transferable except as provided for by Employer's Stock Option Plan which shall conform to the provisions of the Plan of Reorganization.

                                    ARTICLE 5

                 REIMBURSEMENT OF EXPENSES INCURRED BY EMPLOYEE

                                BUSINESS EXPENSES

     5.01. The Employee is authorized to incur reasonable business expenses for promoting the business of the Employer, including expenditures for meals, lodging, entertainment, gifts, and travel.
Employer will also reimburse Employee for state bar dues and continuing legal education courses. The Employer will reimburse the Employee for all such expenses upon the Employee's presentation and itemized account of such expenditures in conformance with such policies and procedures governing reimbursement of business expenses as Employer, from time to time, shall determine.

                                    ARTICLE 6

                                 PROPERTY RIGHTS

                          RETURN OF EMPLOYER'S PROPERTY

6.01. On the termination of employment or whenever requested by the Employer, the Employee shall immediately deliver to the Employer all property in the Employee's possession or under his control belonging to the Employer.

                                    ARTICLE 7

                                   TERMINATION

                        TERMINATION BY EMPLOYER FOR CAUSE

     7.01. The Employer may at its option terminate this Agreement by giving written notice of termination to the Employee without prejudice to any other remedy to which the Employer may be entitled either at law, in equity, or under this Agreement, if the Employee:

     (a) Willfully breaches or habitually neglects the duties that the Employee is required to perform under the terms of this Agreement;

     (b) Willfully violates reasonable and substantial rules governing employee performance;

     (c) Refuses to obey reasonable orders in a manner that amounts to insubordination;

     (d)  Commits  dishonest  acts  towards  the  Employer;

     (e)  Engages in acts of disruption or violence such as unprovoked fighting.

                TERMINATION OF GROUNDS OTHER THAN FOR GOOD CAUSE

     7.02. This agreement shall terminate immediately on the occurrence of any of the following events:

     (a) The occurrence of circumstances that make it impossible for the business of the Employer to be continued.

     (b)  The  death  of  the  Employee.

     (c)  The  loss  by  the  Employee  of  legal  capacity.

     (d)  Mutual  agreement  of  the  parties.

                              EFFECT OF TERMINATION

     7.03. In the event of termination of this Agreement prior to the completion of the term of employment specified herein, for any of the reasons other than death, cause or disability, the Employee shall be entitled to the compensation earned prior to the date of termination as provided for in this Agreement, computed pro rata up to and including the date of termination. As termination payment, Employee shall be paid an amount of the greater of six months compensation or one-third of all compensation payable under the remaining term of the contract. The Employee shall be entitled to no further compensation and will be relieved of all duties and obligations under this Agreement as of the date of termination.


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                                    ARTICLE 8

                               GENERAL PROVISIONS

                                     NOTICES

     8.01. All notices or other communications required under this Agreement may be effected either by personal delivery in writing or by certified mail, return receipt requested. Notice shall have been deemed to have been given when delivered or mailed to the parties at their respective addresses set forth below or when mailed to the last known address provided in writing to the other party by the addressee.

TRINITY ENERGY RESOURCES, INC.                   JOHN  W.  MAHONEY
952 Echo Lane, Suite 210                         14310  Cypress  Ridge Drive
Houston, Texas 77024                             Cypress,  Texas  77429

                         CONTRACT TERMS TO BE EXCLUSIVE

     8.02. This Agreement supersedes all other agreements, either oral or in writing, between the parties to this Agreement, with respect to the employment of the Employee by the Employer. This Agreement contains the entire understanding of the parties and all of the covenants and agreements between the parties with respect to such employment. No other representations, oral or written, shall survive the execution of this Agreement and all representations made by and between the parties respecting the subject matter hereof are contained in this Agreement.

              WAIVER OR MODIFICATION INEFFECTIVE UNLESS IN WRITING

     8.03. No waiver or modification of this agreement or of any covenant, condition or limitation, shall be valid unless in writing and duly executed by both parties.

                                  GOVERNING LAW

     8.04. This Agreement is fully performable in Houston, Harris County, Texas and shall be governed and construed in accordance with the laws of the State of Texas.

                                 BINDING EFFECT

     8.05. This agreement shall be binding on and inure to the benefit of the respective parties and their respective heirs, assigns, legal representatives and successors.

                      AGREEMENT SURVIVES INVALID PROVISIONS


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     8.06.  Should  any provision of this Agreement be declared invalid, illegal or unenforceable by any court of competent jurisdiction, the remaining provisions of the contract shall be construed and given effect as if the Agreement did not contain the provision(s) declared to be invalid, illegal or unenforceable.

     EXECUTED  ON  THIS  11TH  (HANDWRITTEN)  DAY  OF  JUNE (HANDWRITTEN), 1999.
                         -------------------           ------------------


TRINITY  ENERGY  RESOURCES,  INC.                 JOHN  W.  MAHONEY

T. C. O'DELL    (SIGNATURE)                       JOHN W. MAHONEY (SIGNATURE)
---------------------------                       ---------------------------
by  T.  C.  O'Dell, Chairman  &                   John W. Mahoney,
Chief  Executive  Officer                         Individually


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                                    EXHIBIT 1

The following disclosure is intended to comply with Section 3.03 of this contract regarding business interests similar to Trinity Energy Resources, Inc.:

Employee  has  no  such interests, directly or indirectly, in any such business.


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